                                                                                                            May 6, 2014

DREYFUS MUNICIPAL BOND OPPORTUNITY FUND

Supplement to Statutory Prospectus

dated September 1, 2013 as revised March 19, 2014

and Summary Prospectus dated March 19, 2014

The following information supersedes and replaces the information contained in "Fund Summary – Portfolio Management" in the Statutory Prospectus and "Portfolio Management" in the Summary Prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).  The fund's primary portfolio managers are Daniel Rabasco and Jeffrey Burger, positions they have held since February 2012 and May 2014, respectively.  Mr. Rabasco is the Chief Investment Officer for Tax Sensitive Fixed Income and Mr. Burger is a portfolio manager for tax-sensitive strategies at Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus.   Messrs. Rabasco and Burger also are employees of Dreyfus.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the Statutory Prospectus:

The fund's primary portfolio managers are Daniel Rabasco and Jeffrey Burger, positions they have held since February 2012 and May 2014, respectively.  Mr. Rabasco is the Chief Investment Officer for Tax Sensitive Fixed Income at Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus, where he has been employed since 1998.  Mr. Burger is a portfolio manager for tax-sensitive strategies at Standish, where he has been employed since July 2009. Prior to joining Standish, Mr. Burger worked at Columbia Management as a portfolio manager and research analyst.  Messrs. Rabasco and Burger also manage certain other municipal bond funds managed by Dreyfus, where they have been employed since February 2012 and December 2009, respectively.

May 6, 2014

DREYFUS MUNICIPAL BOND OPPORTUNITY FUND

Supplement to Statement of Additional Information dated

July 1, 2013, as revised or amended September 1, 2013, March 1, 2014, April 1, 2014 and May 1, 2014

The following information supersedes and replaces any contrary information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the fund) advised by the primary portfolio manager and assets under management in those accounts as of April 30, 2014:

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Jeffrey Burger	7	$3.2B	1	$53 Million	308	$1.2B

The following table provides information on accounts managed (included within the table above) by the primary portfolio manager that are subject to performance-based advisory fees:

Primary Portfolio Manager	Type of Account	Number of Accounts	Total Assets of Accounts
Jeffrey Burger	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager as of April 30, 2014:

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Jeffrey Burger	DCTF	None
	DMBOF	None